                                                                   Exhibit 10.10



                    Master Confidential Disclosure Agreement

                                  by and among

                        Schlumberger Technologies, Inc.,

                      Schlumberger Technology Corporation,

                                 Schlumberger BV

                                       and

                                  NPTest, Inc.


                                _______ __, 2002

                                TABLE OF CONTENTS

                                                                                    Page
                                                                                    ----
  ARTICLE I DEFINITIONS ........................................................     1
  ---------------------
     Section 1.1     Ancillary Agreements.......................................     1
     -----------     --------------------
     Section 1.2     Confidential Information...................................     1
     -----------     ------------------------
     Section 1.3     Confidentiality Period.....................................     2
     -----------     ----------------------
     Section 1.4     Disclosing Party...........................................     2
     -----------     ----------------
     Section 1.5     Highly Confidential Information............................     2
     -----------     -------------------------------
     Section 1.6     Master Separation and Sale Agreement.......................     2
     -----------     ------------------------------------
     Section 1.7     Person.....................................................     2
     -----------     ------
     Section 1.8     Prior Transfers ...........................................     2
     -----------     ---------------
     Section 1.9     Receiving Party............................................     2
     -----------     ---------------
     Section 1.10    Separation Date............................................     3
     ------------    ---------------
     Section 1.11    Subsidiary.................................................     3
     ------------    ----------
     Section 1.12    Third Party................................................     3
     ------------    -----------
     Section 1.13    Transaction Agreements.....................................     3
     ------------    ----------------------

  ARTICLE II CONFIDENTIALITY ...................................................     3
  --------------------------
     Section 2.1     Confidentiality And Non-Use Obligations....................     3
     -----------     ---------------------------------------
     Section 2.2     Disclosure To Sublicensees.................................     3
     -----------     --------------------------
     Section 2.3     Contract Manufacturers.....................................     3
     -----------     ----------------------
     Section 2.4     Residuals..................................................     3
     -----------     ---------
     Section 2.5     Compelled Disclosure.......................................     4
     -----------     --------------------
     Section 2.6     No Restriction On Disclosing Party.........................     4
     -----------     ----------------------------------
     Section 2.7     No Restriction On Reassignment.............................     4
     -----------     ------------------------------
     Section 2.8     Third Party Restrictions...................................     4
     -----------     ------------------------
  ARTICLE III WARRANTY DISCLAIMER ..............................................     4
  -------------------------------

  ARTICLE IV CONFIDENTIALITY OF AGREEMENT ......................................     4
  ---------------------------------------

  ARTICLE V TERM AND TERMINATION ...............................................     5
  ------------------------------

     Section 5.1     Term.......................................................     5
     -----------     ----
     Section 5.2     Survival...................................................     5
     -----------     --------
  ARTICLE VI DISPUTE RESOLUTION ................................................     5
  -----------------------------

  ARTICLE VII MISCELLANEOUS PROVISIONS .........................................     5
  ------------------------------------

     Section 7.1     Export Restrictions........................................    5
     -----------     -------------------
     Section 7.2     No Implied Licenses........................................    6
     -----------     -------------------
     Section 7.3     Infringement Suits.........................................    6
     -----------     ------------------
     Section 7.4     No Other Obligations.......................................    6
     -----------     --------------------
     Section 7.5     Entire Agreement...........................................    6
     -----------     ----------------
     Section 7.6     Governing Law..............................................    6
     -----------     --------------
     Section 7.7     Descriptive Headings.......................................    6
     -----------     --------------------
     Section 7.8     Notices....................................................    6
     -----------     -------
     Section 7.9     Binding Effect; Assignment.................................    7
     -----------     --------------------------
     Section 7.10    Severability...............................................    8
     ------------    ------------
     Section 7.11    Failure Or Indulgence Not Waiver; Remedies Cumulative. ....    8
     ------------    -----------------------------------------------------
     Section 7.12    Amendment..................................................    8
     ------------    ---------
     Section 7.13    Counterparts...............................................    8
     ------------    ------------
     Section 7.14    Authority..................................................    8
     ------------    ---------

                    MASTER CONFIDENTIAL DISCLOSURE AGREEMENT

     This Master Confidential Disclosure Agreement (the "Agreement") is effective as of _______ __, 2002 (the "Effective Date"), by and among Schlumberger Technologies, Inc., a Delaware corporation ("STI"), Schlumberger Technology Corporation, a Texas corporation ("STC"), Schlumberger BV, a company organized and existing under the laws of the Netherlands ("SBV" and, together with STI, and STC, "Schlumberger"), and NPTest, Inc. ("NPT"), a Delaware corporation.

                                    RECITALS

     WHEREAS, STI and SBV collectively own all of the currently issued and outstanding common stock of NPT;

     WHEREAS, NPT is engaged in the NPT Business (as such term is defined in the Master Separation and Sale Agreement);

     WHEREAS, the parties have entered into a Master Separation and Sale Agreement in connection with the Separation, as there described; and

     WHEREAS, as provided in the Master Separation and Sale Agreement, the parties desire to set forth certain agreements regarding Confidential Information (as defined below).

     NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         For the purpose of this Agreement the following capitalized terms are defined in this Article I and shall have the meaning specified herein:

     Section 1.1 Ancillary Agreements. "Ancillary Agreements" has the meaning set forth in the Master Separation and Sale Agreement.

     Section 1.2 Confidential Information."Confidential Information" means business information, technical data, know-how and other information which is not otherwise in the public domain and of which the owner actively undertakes to restrict or control the disclosure to Third Parties in a manner reasonably intended to maintain its confidentiality, and which (i) the Disclosing Party disclosed to the Receiving Party or the Receiving Party had access to on or before the Separation Date, (ii) is the subject of any Transaction Agreement and known to or in the possession of the Receiving Party as of the Separation Date or (iii) is disclosed to the Receiving Party pursuant to any Transaction Agreement for a period of one year after the Effective Date. Confidential Information may include information relating to, by way of example, research, products, services, customers, markets, software, developments, inventions, processes, designs, drawings, engineering, marketing or finances, and may be in writing, disclosed orally or learned by inspection of computer programming code, equipment or facilities.

          (b) Confidential Information of Third Parties that is known to, in the possession of or acquired by a Receiving Party pursuant to a relationship with the Disclosing Party shall be deemed the Disclosing Party's Confidential Information for purposes herein.

          (c) Notwithstanding the foregoing provisions of this Section 1.2, Confidential Information shall exclude information that: (i) was in the Receiving Party's possession before receipt from the Disclosing Party and obtained from a source other than the Disclosing Party and other than through the prior relationship of the Disclosing Party and the Receiving Party before the Separation Date; (ii) is or becomes a matter of public knowledge through no fault of the Receiving Party; (iii) is rightfully received by the Receiving Party from a Third Party without a duty of confidentiality; (iv) is disclosed by the Disclosing Party to a Third Party without a duty of confidentiality on the Third Party; (v) is independently developed by the Receiving Party; or (vi) is disclosed by the Receiving Party with the Disclosing Party's prior written approval.

     Section 1.3 Confidentiality Period. "Confidentiality Period" means, (i) with respect to Confidential Information that is not Highly Confidential Information, five years, and (ii) with respect to Highly Confidential Information, in perpetuity, after either (a) the Separation Date with respect to Confidential Information of the Disclosing Party that is known to or in the possession of the Receiving Party as of the Separation Date or (b) the date of disclosure with respect to Confidential Information that is disclosed by the Disclosing Party to the Receiving Party after the Separation Date.

     Section 1.4 Disclosing Party. "Disclosing Party" means the party owning or disclosing the relevant Confidential Information.

     Section 1.5 Highly Confidential Information. "Highly Confidential Information" means Confidential Information that is computer source code for products that are commercially released or for which substantial steps have been taken to commercialization.

     Section 1.6 Master Separation and Sale Agreement. "Master Separation and Sale Agreement" means that certain Master Separation and Sale Agreement by and among STI, STC, SBV and NPT.

     Section 1.7 Person. "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     Section 1.8 Prior Transfers. "Prior Transfers" has the meaning set forth in the Master Separation and Sale Agreement.

     Section 1.9 Receiving Party. "Receiving Party" means the non-owning party or recipient of the relevant Confidential Information.

          Section 1.10 Separation Date. "Separation Date" has the meaning set forth in the Master Separation and Sale Agreement.

          Section 1.11 Subsidiary. "Subsidiary" has the meaning set forth in the Master Separation and Sale Agreement.

          Section 1.12 Third Party. "Third Party" means a Person other than Schlumberger and its Subsidiaries and NPT and its Subsidiaries.

          Section 1.13 Transaction Agreements. "Transaction Agreements" mean the Master Separation and Sale Agreement, the Ancillary Agreements and the agreements executed in connection with the Prior Transfers.

                                   ARTICLE II

                                 CONFIDENTIALITY

          Section 2.1 Confidentiality And Non-Use Obligations. During the Confidentiality Period, the Receiving Party shall (i) protect the Confidential Information of the Disclosing Party by using at least the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use, dissemination, or publication of the Confidential Information as Receiving Party uses to protect its own confidential information of a like nature, (ii) not use such Confidential Information in violation of any use restriction in any Transaction Agreement, and (iii) not disclose such Confidential Information to any Third Party, except as expressly permitted under this Agreement, or in the Transaction Agreements or in any other agreements entered into between the parties in writing, without prior written consent of the Disclosing Party.

          Section 2.2 Disclosure To Sublicensees. The Receiving Party has the right to disclose to its sublicensees permitted under a Transaction Agreement portions of Confidential Information as reasonably necessary in the exercise of the Receiving Party's sublicense rights under such Transaction Agreement, subject to the sublicensee's agreement in writing to confidentiality and non-use terms at least as protective of the Disclosing Party as the provisions of this Agreement.

          Section 2.3 Contract Manufacturers. The Receiving Party has the right to disclose to its contract manufacturers permitted under any Transaction Agreement portions of the Confidential Information as reasonably necessary in the exercise of the Receiving Party's "have made" rights under any Transaction Agreement, subject to the contract manufacturer's agreement in writing to confidentiality and non-use terms at least as protective of the Disclosing Party as the provisions of this Agreement.

          Section 2.4 Residuals. Notwithstanding any other provision of this Agreement, the Receiving Party shall be free, and the Disclosing Party hereby grants to the Receiving Party, except as otherwise provided in this Section 2.4, the right, to use or exploit for any purpose and without restriction the Residuals resulting from access to or work with the Confidential Information of the Disclosing Party. "Residuals" means information retained in the unaided memory of an individual who has had access to Confidential Information. The Receiving Party shall have no obligation to pay royalties for any use of Residuals. However, this Section 2.4 does not grant the Receiving Party any rights under any patents or copyrights (including derivative works) of the Disclosing Party.

          Section 2.5 Compelled Disclosure. If the Receiving Party or any of its respective Subsidiaries believes that it will be compelled by a court or other authority to disclose Confidential Information of the Disclosing Party, it shall (i) give the Disclosing Party prompt written notice so that the Disclosing Party may take steps to oppose such disclosure, and (ii) cooperate with the Disclosing Party in its attempts, if any, to legally oppose such disclosure. If the Receiving Party complies with the above, it shall not be prohibited from complying with such requirement to disclose, but shall take all reasonable steps to make such disclosure subject to a suitable protective order or otherwise prevent unrestricted or public disclosure.

          Section 2.6 No Restriction On Disclosing Party. Nothing in this Agreement shall restrict the Disclosing Party from using, disclosing, or disseminating its own Confidential Information in any way.

          Section 2.7 No Restriction On Reassignment. This Agreement shall not restrict reassignment of the Receiving Party's employees.

          Section 2.8 Third Party Restrictions. Nothing in the Agreement supersedes any restriction imposed by Third Parties on their Confidential Information, and there is no obligation on the Disclosing Party to conform Third Party agreements to the terms of this Agreement.

                                  ARTICLE III

                               WARRANTY DISCLAIMER

     EACH PARTY ACKNOWLEDGES AND AGREES THAT ALL CONFIDENTIAL INFORMATION IS PROVIDED ON AN "AS IS, WHERE IS" BASIS AND THAT NEITHER PARTY NOR ANY OF ITS SUBSIDIARIES HAS MADE OR WILL MAKE ANY WARRANTY WHATSOEVER, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES CONCERNING THE QUALITY OR COMPLETENESS OF THE INFORMATION, ITS SUITABILITY FOR USE, AND ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ENFORCEABILITY OR NON- INFRINGEMENT. EACH PARTY ACKNOWLEDGES THAT IT IS SOLELY RESPONSIBLE FOR ANY RESULTS OBTAINED FROM THE USE OF THE INFORMATION DISCLOSED HEREUNDER AND EACH PARTY HEREBY IRREVOCABLY WAIVES ANY CLAIMS IT MAY HAVE OR LATER MAY HAVE AGAINST THE OTHER IN CONNECTION WITH SUCH RESULTS.

                                   ARTICLE IV

                          CONFIDENTIALITY OF AGREEMENT

     Each party agrees that the terms and conditions of the Transaction Agreements marked as confidential shall be treated as Confidential Information and that neither party will disclose such terms or conditions to any Third Party without the prior written consent of the other party, provided, however, that each party may disclose such terms and conditions of such agreements marked as confidential:

          (a) as required by any court or other governmental body (subject to Section 2.5);

          (b)     as otherwise required by law (subject to Section 2.5);

          (c) in confidence, to legal counsel of the parties, accountants, and other professional advisors;

          (d) in confidence to banks, investors and other financing sources and their advisors;

          (e) in connection with the enforcement of this Agreement or rights under this Agreement; or

          (f) in confidence, in connection with an actual or prospective merger or acquisition or similar transaction.

                                   ARTICLE V

                              TERM AND TERMINATION

     Section 5.1 Term. This Agreement shall remain in full force and effect unless and until terminated by the mutual written agreement of the parties.

     Section 5.2 Survival. Articles 2 (with respect to Confidential Information acquired or disclosed prior to the date of termination), 3, 4, 6 and 7 shall survive any termination of this Agreement.

                                   ARTICLE VI

                               DISPUTE RESOLUTION

     The terms of the provisions entitled "Dispute Resolution" in the Master Separation and Sale Agreement shall apply to any claims or controversies or disputes arising hereunder among the parties to this Agreement.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

     Section 7.1 Export Restrictions. Both parties shall adhere to all applicable laws, regulations and rules relating to the export of technical data where such laws, regulations or rules are applicable to the Information in question, and shall not export or reexport any technical data included in the Information, any products received from Disclosing Party, or the direct product of such technical data, to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.

     Section 7.2 No Implied Licenses. Nothing contained in this Agreement shall be construed as conferring any rights by implication, estoppel or otherwise, under any intellectual property right, other than the rights expressly granted in this Agreement with respect to Confidential Information and those licenses expressly granted in certain of the other Ancillary Agreements. Neither party is required hereunder to furnish or disclose to the other any technical or other information.

     Section 7.3 Infringement Suits. Neither party shall have any obligation hereunder to institute any action or suit against Third Parties for misappropriation of any of its Confidential Information or to defend any action or suit brought by a Third Party that alleges infringement of any intellectual property rights by the Receiving Party's authorized use of the Disclosing Party's Confidential Information.

     Section 7.4  No Other Obligations. NEITHER PARTY ASSUMES ANY
RESPONSIBILITIES OR OBLIGATIONS WHATSOEVER, OTHER THAN THE RESPONSIBILITIES AND OBLIGATIONS EXPRESSLY SET FORTH IN THIS AGREEMENT OR A SEPARATE WRITTEN AGREEMENT BETWEEN THE PARTIES.

     Section 7.5 Entire Agreement. This Agreement, the Master Separation and Sale Agreement, the other Ancillary Agreements, and the Exhibits and Schedules referenced or attached hereto and thereto, and the agreements executed in connection with the Prior Transfers constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof and thereof.

     Section 7.6 Governing Law. This Agreement shall be construed in accordance with and all Disputes hereunder shall be governed by the laws of the State of Delaware, excluding its conflict of law rules and the United Nations Convention on Contracts for the International Sale of Goods.

     Section 7.7 Descriptive Headings. The headings contained in this Agreement, in any Exhibit hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Exhibit but not otherwise defined therein, shall have the meaning assigned to such term in this Agreement. When a reference is made in this Agreement to an Article or a Section or an Exhibit, such reference shall be to an Article or Section of, or an Exhibit to, this Agreement unless otherwise indicated.

     Section 7.8 Notices. Notices, offers, requests or other communications required or permitted to be given by either party pursuant to the terms of this Agreement shall be given in writing to the respective parties to the following addresses:

          if to STI:

                      Schlumberger Technologies, Inc.
                      [To Come]
                      Attention:   [__________]
                      Telephone:   [__________]
                      Facsimile:   [__________]

          if to SBV:

                      Schlumberger BV
                      [To Come]
                      Attention:   [__________]
                      Telephone:   [__________]
                      Facsimile:   [__________]

          if to STC:

                      Schlumberger Technology Corporation
                      [To Come]
                      Attention:   [__________]
                      Telephone:   [__________]
                      Facsimile:   [__________]

          if to NPT:

                      NPTest, Inc.
                      [To Come]
                      Attention:   General Counsel
                      Telephone:   [__________]
                      Facsimile:   [__________]

or to such other address as the party to whom notice is given may have previously furnished to the other in writing as provided herein. Any notice involving non-performance, termination, or renewal shall be sent by hand delivery, recognized overnight courier or, within the United States, may also be sent via certified mail, return receipt requested. All other notices may also be sent by fax, confirmed by first class mail. All notices shall be deemed to have been given and received on the earlier of actual delivery or three days from the date of postmark.

     Section 7.9 Binding Effect; Assignment. No party may, directly or indirectly, in whole or in part, whether by operation of law or otherwise, assign or transfer this Agreement, without the other parties' prior written consent, and any attempted assignment, transfer or delegation without such prior written consent shall be voidable at the sole option of such other parties. Notwithstanding the foregoing, each party (or its permitted successive assignees or transferees hereunder) may assign or transfer this Agreement as a whole without consent to an entity that succeeds to all or substantially all of the business or assets of such party. Without limiting the foregoing, this Agreement will be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

     Section 7.10 Severability. If any term or other provision of this Agreement or the Exhibits attached hereto is determined by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the fullest extent possible.

     Section 7.11 Failure Or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of either party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.

     Section 7.12 Amendment. No change or amendment will be made to this Agreement except by an instrument in writing signed on behalf of each of the parties to such agreement.

     Section 7.13 Counterparts. This Agreement, including the Ancillary Agreements and the Exhibits and Schedules hereto and thereto and the other documents referred to herein or therein, may be executed in counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

     Section 7.14 Authority. Each of the parties hereto represents to the other that (a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other action, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

     WHEREFORE, the parties have signed this Master Confidential Disclosure Agreement effective as of the date first set forth above.

Schlumberger Technologies, Inc.               NPTest, Inc.


By: __________________________________        By: _____________________________
Name:                                         Name:
Title:                                        Title:


Schlumberger BV


By: __________________________________
Name:
Title:


Schlumberger Technology Corporation


By: __________________________________
Name:
Title: